UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 18, 2005
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

625 E. Kaliste Saloom Road
Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Executive Severance Policy
Executive Change in Control Severance Policy

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On August 18, 2005, the Board of Directors approved the Stone Energy Corporation Executive Severance Policy (“Severance Policy”), effective as of August 18, 2005. Stone Energy Corporation (the “Company”) will provide certain executives that are terminated for the convenience of the Company with severance benefits as defined in the Severance Policy. The Severance Policy applies to executives that hold a job title of vice president or higher. Executives who are terminated within the scope of the Severance Policy will be entitled to certain payments and benefits including the following: a payment equal to base salary up to the date of termination, a pro rata share of the bonus opportunity, if any, up to the date of termination and a lump sum cash severance payment as defined in the Severance Policy. A copy of the Severance Policy is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
     On August 18, 2005, the Board of Directors approved the Stone Energy Corporation Executive Change in Control Severance Policy (“Change in Control Severance Policy”), effective as of August 18, 2005, for the purpose of defining the severance policy of the Company for designated executives after a Change in Control. The designated officers for whom the Change in Control Severance Policy is currently applicable are the Chief Executive Officer and Chief Financial Officer. Executives who are terminated in connection with a Change in Control, other than for cause, will be entitled to certain payments and benefits including the following: a payment equal to base salary up to the date of termination, a pro rata share of the bonus opportunity, if any, up to the date of termination and a lump sum cash severance payment as defined in the Change in Control Severance Policy. A copy of the Change in Control Severance Policy is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

10.1	Stone Energy Corporation Executive Severance Policy dated August 18, 2005.

10.2	Stone Energy Corporation Executive Change in Control Severance Policy dated August 18, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: August 23, 2005	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Stone Energy Corporation Executive Severance Policy dated August 18, 2005.

10.2	Stone Energy Corporation Executive Change in Control Severance Policy dated August 18, 2005.